SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   February 5, 2001
                                                   ----------------




                                 FOOTSTAR, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-11681                    22-3439443
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
  of Incorporation)                   File Number)           Identification No.)




933 MacArthur Boulevard, Mahwah, New Jersey                07430
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number, including area code     (201) 934-2000
                                                       -------------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

Footstar Completes Acquisition of J. Baker Footwear Assets

         On February 5, 2001, Footstar, Inc. ("Footstar" or the "Company") announced that it has completed its acquisition of the footwear assets and license agreements of J. Baker, Inc. Under the terms of the agreement, first announced on November 17, 2000, Footstar purchased the assets used in J. Baker's licensed footwear business, including inventory, store furniture and fixtures, intellectual property and license agreements. The total cash consideration paid, subject to further post closing adjustments, was $59.0 million.

         The acquired business currently operates 1,163 licensed footwear departments under 13 agreements with retail chains throughout the country, including Ames, Roses, Stein Mart, and Spiegel.

         Sales generated by the acquired assets will be treated as sales of new stores and, therefore, will not be included within the comparable store sales base until they have been part of Footstar's operations for twelve months. From March 2002 onward, sales from these businesses will be included in the total comparable store sales reported for Meldisco.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         Exhibit 10.12 Asset Purchase Agreement dated as of November 16, 2000 by and among Footstar Corporation, J. Baker, Inc., and JBI, Inc., Morse Shoe, Inc. and those other subsidiaries of J. Baker, Inc., if any, indicated therein.

         Exhibit 99.1               Press Release of Footstar,  Inc.  dated
                                    February 5, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FOOTSTAR, INC.



Dated:   February 6, 2001          By:           MAUREEN RICHARDS
                                         --------------------------------------
                                         Name:   Maureen Richards
                                         Title:  Vice President, General Counsel
                                                  and Corporate Secretary

                                  EXHIBIT INDEX

         Exhibit 10.12 Asset Purchase Agreement dated as of November 16, 2000 by and among Footstar Corporation, J. Baker, Inc., and JBI, Inc., Morse Shoe, Inc. and those other subsidiaries of J. Baker, Inc., if any, indicated therein.

         Exhibit 99.1               Press Release of Footstar,  Inc.  dated
                                    February 5, 2001.